UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [   ]

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PETRO RIVER OIL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PETRO RIVER OIL CORP.
55 5th Avenue, Suite 1702
New York, NY 10003
Tel: (469) 828-3900
Fax: (212) 504-0863

August 28, 2018

Dear Stockholders of Petro River Oil Corp.:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (“Annual Meeting”) of Petro River Oil Corp. (the “Company”), which will be held at the Company’s New York office, located at 55 5th Avenue, Suite 1702, New York, New York 10003, on October 11, 2018 at 10:00 AM Eastern Time. Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. If you are a registered holder, that is, stockholders who hold stock in their own names, you may vote by mail by completing, dating and signing the enclosed proxy card and returning it in the enclosed, postage-paid envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Voting at the Annual Meeting will supersede any votes previously cast.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposals.

We look forward to seeing you at the Annual Meeting.

Sincerely,
Scot Cohen Chief Executive Officer and Executive Chairman

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return, in the enclosed postage-paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

PETRO RIVER OIL CORP.
55 5th Avenue, Suite 1702
New York, NY 10003
Tel: (469) 828-3900
Fax: (212) 504-0863

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 11, 2018

Dear Stockholders of Petro River Oil Corp.:

We are pleased to invite you to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Petro River Oil Corp., a Delaware corporation (the “Company”), which will be held at the Company’s New York office, located at 55 5th Avenue, Suite 1702, New York, New York 10003, on October 11, 2018 at 10:00 AM Eastern Time, for the following purposes:

1.
To elect four directors to our Board of Directors, each to serve until the next Annual Meeting of Stockholders or until his respective successor is elected and qualified;
2.
To approve, on an advisory basis, the compensation of our Named Executive Officers;
3.
To ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending April 30, 2019; and
4.
Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on August 14, 2018 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our New York office, 55 5th Street, Suite 1702, New York, New York, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting. We are providing a copy of our Annual Report on Form 10-K for the year ended April 30, 2018 with the accompanying Proxy Statement.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” the Annual Meeting Proposal Nos. 1, 2 and 3, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 11, 2018:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT WWW.PROXYCONNECT.COM/PETRORIVER

By Order of the Board of Directors,

Scot Cohen
Chief Executive Officer and Executive Chairman
New York, New York
August 28, 2018

PETRO RIVER OIL CORP.
55 5th Avenue, Suite 1702
New York, NY 10003
Tel: (469) 828-3900
Fax: (212) 504-0863

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Petro River Oil Corp., a Delaware corporation (the “Company”), for the 2018 Annual Meeting of the Stockholders (the “Annual Meeting”) to be held at 10:00 AM Eastern Time on October 11, 2018 and at any adjournment or adjournments thereof, at the Company’s New York office, located at 55 5th Avenue, Suite 1702, New York, New York 10003.

These proxy solicitation materials were mailed on or about August 28, 2018, to all stockholders entitled to notice of, and to vote at, our Annual Meeting. The proxy materials are also available free of charge on the Internet at: www.proxyconnect.com/petroriver.

Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, stockholders do not need to attend the Annual Meeting to vote. Instead, stockholders may simply complete, sign and return the enclosed proxy card.

We will bear the expense of solicitation of proxies for the Annual Meeting, including the printing and mailing of this Proxy Statement and our accompanying Annual Report on Form 10-K for the year ended April 30, 2018. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold shares of Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $0.00001 par value (the “Common Stock”), as of the close of business on August 14, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 17,569,809 shares of Common Stock outstanding. Each holder of Common Stock as of the Record Date is entitled to one vote for each share then held on the matter to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The proposals set forth in this Proxy Statement require the following votes for approval at the Annual Meeting:

Proposal No. 1: Election of Directors. The four nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected. For purposes of the Proposal No. 1, abstentions and broker “non-votes” will have no effect on the outcome.

Proposal No. 2: Advisory Vote to Approve Executive Compensation. This proposal calls for a non-binding, advisory vote regarding the compensation paid to our Named Executive Officers (the “Say-on-Pay Vote”). Accordingly, there is no “required vote” that would constitute approval. However, our Board, including our Compensation Committee, values the opinions of our stockholders and will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

Proposal No. 3: Ratification of Appointment of Auditors. To ratify the appointment of Marcum LLP as our independent auditors for the fiscal year ending April 30, 2019, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST.”

If you are the beneficial owner, but not the registered holder of shares of Common Stock, you cannot directly vote those shares at the Annual Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Annual Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Annual Meeting.

At the Annual Meeting, ballots will be distributed with respect to the proposals to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record. For proposal one, the votes will be in two categories: “FOR” or “WITHHELD.” For proposals two through three, the votes will be in three categories: “FOR,” “AGAINST” or “ABSTAIN.”

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposals.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a later dated proxy, or by a written notice of revocation, sent to the attention of the Corporate Secretary at the address of our New York office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Annual Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

Dissenters’ Rights of Appraisal

Under the Delaware General Corporation Law and the Company’s Bylaws, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board shall consist of not less than one, nor more than ten directors. The Company’s Board is currently comprised of four directors. Vacancies on the Board may be filled by a vote of a majority of the remaining directors, though less than a quorum may be present. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended the election of Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman (each, a “Nominee”). If elected at the Annual Meeting, these directors will serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman. In the event that any Nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute Nominee as the Board may propose. Each of Scot Cohen, Glenn C. Pollack, John Wallace, and Fred Zeidman has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and Nominees, their ages, biographies (including positions held with Petro River Oil Corp.) and the dates of their initial election or appointment as director are as follows:

Name	Served as Director Since	Age	Principal Business Experience

Scot Cohen	2012	49
Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. Mr. Cohen is the Founder and Managing Partner of V3 Capital Partners, a private investment firm focused on early-stage companies primarily in the consumer products industry. Prior to creating V3 Capital Partners, Mr. Cohen was the founder and principal of the Iroquois Capital Opportunity Fund, a closed end private equity fund focused on investments in North American oil and gas assets. He was also the co-founder of Iroquois Capital, a New York based hedge fund. In addition, he manages several operating and non-operating partnerships, which actively invest in the energy sector.

Prior to founding Iroquois Capital, Mr. Cohen founded a merchant bank based out of New York, which was one of the most active participants in structured investments in public companies (PIPES) in the United States over the four year period he was actively managing the business. Mr. Cohen began his career at Oppenheimer and Company in a sales capacity and transitioned from there to a boutique investment-banking firm, where he spent two years. Scot currently sits on the board of directors of True Drinks Holding, Inc. (OTCBB: TRUU) and Wrap Technologies, Inc. (OTCQB: WRTC), as well as several private companies, and is involved a number of charitable ventures. Mr. Cohen earned a Bachelor of Science degree from Ohio University in 1991.

The Board’s Nomination Committee believes Mr. Cohen’s extensive investment banking experience advising oil and gas companies, as well as his operational expertise developing oil and gas assets, is valuable to the Board of Directors and its deliberations, and is particularly beneficial as the Company continues to develop its oil and gas assets.

Glenn C. Pollack	2012	60
Mr. Pollack is a Managing Director and Founder of Candlewood Partners, LLC (“Candlewood”), a merchant bank focused on middle market corporate finance and infrastructure projects, and is the Manager of Green Bull Georgia Partners, LLC, a special purpose vehicle controlled by Mr. Pollack established to purchase certain senior debt of Register Communications, Inc. (“Register”). In connection with the purchase of the senior debt, Mr. Pollack became a director of Register, which filed for Chapter 11 protection under the United States Bankruptcy Code in December 2015. Prior to founding Candlewood, Mr. Pollack was a Managing Director and Principal of a middle market investment banking firm with offices in Chicago and Cleveland. He was responsible for the Restructuring Group and was involved in other corporate finance transactions, including mergers and acquisitions and capital raising for special situations. He also spent five years as the CEO of a regional distributor of perishable foods with annual revenues of $180 million and over 250 employees in four states. Mr. Pollack is a certified public accountant and has worked for Price Waterhouse as a consultant and for Deloitte as an auditor.

The Board’s Nomination Committee believes Mr. Pollack’s success with multiple investment banking firms, his extensive contacts within the investment community, his executive management experience and financial and accounting expertise will assist the Company’s efforts to raise capital to fund the continued implementation of the Company’s business plan.

John Wallace	2013	44
Mr. Wallace graduated from Syracuse University in May 1996 with a Bachelor’s of Science degree in sociology. From June 1996 through May 2004, Mr. Wallace was a professional basketball player associated with the National Basketball Association (“NBA”). Since April 2009, Mr. Wallace has been an alumni relations and fan development representative for the New York Knicks, a professional basketball team aligned with the NBA. In that capacity, Mr. Wallace works on community public relations and fan development initiatives, along with sponsorship and marketing programs. In January 2013, Mr. Wallace joined Hotaling Insurance Group as an insurance agent. In February 2013, Mr. Wallace became an Executive Board Member of Heavenly Productions Foundation, a not for profit charitable organization dedicated to helping children in need or in distress. Since October 2007, Mr. Wallace has served as Vice President of Winning Because I Tried, a non-profit he co-founded in 2007, and whose focus is on academic success, social interaction, peer pressure awareness, and sound decision-making for children ages 8-18. Since 2006, Mr. Wallace has been President and General Manager of Rochester AAU Basketball, a program he founded in March 2006, which is designed to leverage sports as a means for youth to obtain a college education.

The Board’s Nomination Committee believes that Mr. Wallace brings effective management and leadership skills to the Board of Directors, which assists the Board and management in in developing its organization and business plan.

Fred Zeidman	2012	72
Mr. Zeidman has served as Director of the Company since September of 2012. Mr. Zeidman also served as a director of Straight Path Communications Inc. from September 2013 to February 2018, Hyperdynamics Corporation from December 2009 to October 2017, and as a director of Prosperity Bancshares, Inc. from 2004 to 2007. In addition, he has served as trustee for the AremisSoft Liquidating Trust since 2004. In March 2008, Mr. Zeidman was appointed the Interim President of Nova Biosource Fuels, Inc. (“Nova”), a publicly traded biodiesel technology company, and served in that position until the company’s acquisition in November 2009. Mr. Zeidman also served as a director of Nova from June 2007 to November 2009. From August 2009 through November 2009, Mr. Zeidman served as Chief Restructuring Officer for Transmeridian Exploration, Inc. He also served as CEO, President and Chairman of the Board of Seitel Inc., an oil field services company, from June 2002 until its sale in February 2007. Mr. Zeidman served as a Managing Director of the law firm Greenberg Traurig, LLP from July 2003 to December 2008. Mr. Zeidman has served as CEO, Interim CEO and Chairman of the Board of a variety of companies, including several in the oil and gas sector. Mr. Zeidman was the Chairman Emeritus of the United States Holocaust Memorial Council, a position he was appointed to by former President George Bush in March 2002, and in which he served from 2002-2010. He is also Chairman Emeritus of the University of Texas Health Science System Houston and is on the Board of Trustees of the Texas Heart Institute, where he currently serves as Interim Chief Financial Officer. Mr. Zeidman received his Bachelor of Science from Washington University and a Masters of Business Administration from New York University.

The Board’s Nomination Committee believes that Mr. Zeidman’s extensive experience as an executive in senior management positions, including with oil and gas exploration, oil services and related companies, together with his legal and board experience, add significant value to the Company and its Board of Directors in assessing challenges and in addressing organizational and development issues facing the Company.

There are no family relationships between any directors and executive officers.

Non-Executive Director Compensation for the Year Ended April 30, 2018

The Company has no formal arrangement pursuant to which directors are compensated for their services in their capacity as directors, except for the granting from time to time of incentive stock options. During the year ended April 30, 2018, no compensation was paid to any of the Company’s non-executive directors. During the year ended April 30, 2017, the Company granted to Messrs. Pollack, Wallace and Zeidman stock options to purchase 50,000, 40,000 and 50,000 shares of the Company’s Common Stock, respectively, at an exercise price of $1.38 per share.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified until the next Annual Meeting of stockholders or until their death, resignation or removal from office.

Director Independence

The Board believes that a majority of its members should be independent directors. The Board has determined that, other than Mr. Cohen, all of its current directors, as well as each of the nominees for election, are independent directors as defined by the rules and regulations of the NASDAQ Stock Market.

              The members of the Audit Committee and Compensation Committee of the Board each meet the independence standards established by the NASDAQ Stock Market and the U.S. Securities and Exchange Commission (the “SEC”) for audit committees and compensation committees. In addition, the Board has determined that of its current directors, Mr. Pollack satisfies the definition of an “audit committee financial expert” under SEC rules and regulations. These designations do not impose any duties, obligations or liabilities that are greater than those generally imposed as members of the Audit Committee and the Board, and the designation as audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Board of Directors Meetings and Committees

The Board held six meetings during the fiscal year ended April 30, 2018. Each director attended, either in person or telephonically, at least 75% of the aggregate meetings of the Board of Directors and meetings of committees on which he served during his tenure as a director or committee member.

Audit Committee

Our Audit Committee currently consists of three directors, Glenn Pollack, Fred Zeidman and John Wallace, each of whom are “independent” as independence is currently defined in the NASDAQ Stock Market Rules and SEC rules and regulations. The Board has determined that Glenn Pollack qualifies as an “Audit Committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board made a qualitative assessment of Mr. Pollack’s level of knowledge and experience based on a number of factors, including his formal education and experience. The Audit Committee held one meeting during the fiscal year ended April 30, 2018.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, review and attest services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s Annual Report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under the written Audit Committee Charter adopted by the unanimous written consent of the Board. A copy of the Audit Committee Charter is available on the Company’s website.

Compensation Committee

Our Compensation Committee is currently comprised of two directors, Glenn Pollack and Fred Zeidman, each of whom is independent as independence is currently defined in the NASDAQ Stock Market Rules and SEC rules and regulations. The Compensation Committee held one meeting during the year ended April 30, 2018.

The Compensation Committee reviews, and as it deems appropriate, recommends to the Board, policies, practices, and procedures relating to the compensation of the officers and other managerial employees, and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.

The Compensation Committee operates under the written Compensation Committee Charter that was adopted by the unanimous written consent of the Board. A copy of the Compensation Committee Charter is available on the Company’s website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of two directors, Glenn Pollack and Fred Zeidman, each of who is independent as independence is currently defined in the NASDAQ Stock Market Rules and SEC rules and regulations. No meetings of the Nominating and Corporate Governance Committee were held during the year ended April 30, 2018.

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Board Nominations

In lieu of a formal Board Nomination Committee, Board nomination decisions are made by the independent directors of the Board. The independent directors prepare a list of candidates to fill the expiring terms of directors serving on our Board, which they then submit to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The independent directors also submit to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. In recommending nominees, the independent directors are to consider various criteria, including general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The independent directors will also consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees.

Board Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chief Executive Officer and Chairman of the Board. Scot Cohen has served in both roles since 2013, and our Board continues to believe that his combined role is most advantageous to the Company and our stockholders, as Mr. Cohen possesses in-depth knowledge of the issues, opportunities and risks facing us, our business and our industry and is best positioned to fulfill the responsibilities of our Chief Executive Officer, as well as the Chairman’s responsibility to develop meeting agendas that focus the Board’s time and attention on the most critical matters and to facilitate constructive dialogue among Board members on strategic issues.

In addition to Mr. Cohen’s leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment is also performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

Code of Ethics

Our current Code of Ethics became effective July 3, 2013. A copy of our Code of Ethics was attached as an exhibit to our Transition Report on Form 10-K, filed on August 28, 2013. The Code of Ethics applies to all officers, directors, and employees of the Company.

Indemnification of Officers and Directors

As permitted by the Delaware General Corporation Law, the Company will indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to:

Attn: Corporate Secretary
Petro River Oil Corp.
55 5th Avenue, Suite 1702
New York, New York 10003

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Stockholders Meeting.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The four nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Cohen, Pollack, Wallace and Zeidman.

PROPOSAL NO. 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s executive compensation programs, which are reviewed and approved by the Compensation Committee, are designed to attract, motivate, incentivize and retain high quality executives whose efforts are key to our long-term success. The Company seeks to accomplish this goal in a way that rewards performance that is aligned with its stockholders’ long-term interests. The Company believes that its executive compensation program achieves this goal and is strongly aligned with the long-term interests of its stockholders.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is submitting a proposal to its stockholders for an advisory vote on the compensation of its Named Executive Officers. This Proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers.

Accordingly, the following resolution is submitted for stockholders for approval:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of its Named Executive Officers as disclosed in the Proxy Statement for the Annual Meeting to be held October 11, 2018, pursuant to Item 402 of Regulation S-K, the accompanying tabular disclosure regarding Named Executive Officer compensation and the corresponding narrative disclosure and footnotes.”

As an advisory vote, this Proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

The number of affirmative votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal to approve this non-binding matter. Abstentions and Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal.

Board of Directors Recommendation

 The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s Named Executive Officers.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
MARCUM LLP TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee, the Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the current fiscal year ended April 30, 2019, and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Marcum as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Marcum will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

 Principal Accountant Fees and Services

As disclosed below, the Company first engaged Marcum on August 21, 2018, after Marcum acquired GBH CPAs, PC (“GBH”), the Company’s independent registered public accounting firm for the fiscal years ended April 30, 2015 through 2018. Accordingly, the Company did not furnish any payments to Marcum during the fiscal years ended April 30, 2018 and 2017.

The following table presents approximate aggregate fees and other expenses for professional services rendered by GBH for the audit of the Company’s annual financial statements for the years ended April 30, 2018 and 2017, as well as expenses for other services rendered during those periods.

	2018	2017

Audit Fees	$77,000	$80,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$77,000	$80,000

Audit Fees:

Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended April 30, 2018 and 2017, and for services normally provided by GBH in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees:

Audit-related fees includes fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.” During the fiscal years ended April 30, 2018 and 2017, no audit-related fees were paid to GBH by the Company.

Tax Fees:

Tax fees include fees for professional services for tax compliance, tax advice and tax planning. During the fiscal years ended April 30, 2018 and 2017, no tax fees were paid to GBH by the Company.

All Other Fees:

All other fees include fees for products and services other than those described above. During the fiscal years ended April 30, 2018 and 2017, no such fees were paid to GBH by the Company.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Effective July 1, 2018 GBH was acquired by Marcum (the “Merger”); however, GBH remained active for a short period of time subsequent to the Merger to wrap up business operations. As a result of the Merger, subsequent to the filing of the Company’s Annual Report on Form 10-K for the year ended April 30, 2018, GBH resigned as the Company’s independent registered public accounting firm on August 21, 2018 (the “Effective Date”). On August 21, 2018, the Company engaged Marcum as its new independent registered public accounting firm. The engagement of Marcum was unanimously approved by the Company’s Audit Committee.

The reports of GBH regarding the Company’s consolidated financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of GBH, would have caused GBH to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company has not consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2018.

Required Vote and Recommendation

Ratification of the selection of Marcum as the Company’s independent auditors for the fiscal year ending April 30, 2019 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Marcum, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Marcum as the Company’s independent auditors for the fiscal year ending April 30, 2019.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2019.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title
Scot Cohen	49	Executive Chairman
Stephen Brunner	60	President
David Briones	42	Chief Financial Officer

Scot Cohen. Mr. Cohen’s biography appears on p. 3 of this Proxy Statement, under Proposal No. 1.

Stephen Brunner. Mr. Brunner was appointed President on October 30, 2015. Prior to joining the Company, Mr. Brunner served as President and Chief Executive Officer of Sanchez Production Partners LLC (NYSE: SPP), formerly Constellation Energy Partners LLC (“Sanchez Production”), from March 2008 until March 2015, and served as a member of the board of managers of Sanchez Production from December 2008 until August 2011. Mr. Brunner also served as Vice President for Constellation Energy Commodities Group, Inc. from February 2008 to January 2009. Mr. Brunner holds a B.S. in Petroleum Engineering from Louisiana Tech University.

David Briones. Mr. Briones was appointed Chief Financial Officer on August 15, 2013. Since October 1, 2010, Mr. Briones has acted as the managing member of Brio Financial Group, LLC, a financial reporting consulting firm. From January 2006 through September 2010, Mr. Briones managed the public company and hedge fund practices at Bartolomei Pucciarelli, LLC (“BP”). Within that capacity, Mr. Briones performed audit services, outsourced CFO functions, and/or consulted clients through difficult SEC comment periods, particularly through the application of complex accounting principles for a vast public company client base. BP is a registered firm with the Public Company Accounting Oversight Board. BP is an independent member of the BDO Seidman Alliance. Mr. Briones served as the chief financial officer of NXT Nutritionals Holdings, Inc. from February 2009 to May 2012. Mr. Briones also served as the CFO of Clear-Lite Holdings, Inc. from August 2009 to March 2011. Prior to joining BP, Mr. Briones was an auditor with PricewaterhouseCoopers LLP in New York, New York. Mr. Briones specialized in the financial services group, and most notably worked on the MONY Group, Prudential Financial, and MetLife initial public offerings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended April 30, 2018, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed and that such filings were timely except the following:

●
Mr. Cohen, our Executive Chairman, filed a Form 4 reporting one late transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Executive Chairman, and the Company’s two most highly compensated executive officers other than its Executive Chairman, who were serving as executive officers as of April 30, 2018 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

Name and Principal Position	Year Ended April 30	Salary $	Bonus $	Stock awards $	Option awards $ (1) (2)	Nonequity Incentive plan compensation $	Nonqualified Deferred compensation Earnings $	All other compensation $	Total $
Scot Cohen, Chief Executive Officer, Executive Chairman (3)	2018	157,500	-	-	170,147	-	-	-	327,647
	2017	180,000	-	-	1,342,273	-	-	-	1,522,273
Stephen Brunner, President	2018	71,657	-	-	183,827	-	-	-	255,484
	2017	131,513	-	-	304,323	-	-	-	435,836
David Briones, Chief Financial Officer	2018	55,000	-	-	2,190	-	-	-	57,190
	2017	61,500	-	-	6,409	-	-	-	67,909

(1)
“Option awards” include the expense recorded for all options granted by us as compensation for employment services or office during the current and prior years.
(2)
On July 11, 2016, the Company issued stock options to Scot Cohen and Stephen Brunner to purchase 889,969 and 311,489 shares of the Company’s Common Stock, respectively, at an exercise price of $1.38 per share, and on August 4, 2016, the Company issued options to David Briones to purchase 5,000 shares of the Company’s Common Stock at an exercise price of $1.98 per share.
(3)
Of the total cash compensation paid to Mr. Cohen, $67,500 and $0 was paid to V3 Capital Partners, LLC and North Haven Equities, LLC, respectively, during the fiscal year ended April 30, 2017, and $75,000 and $30,000 was paid to V3 Capital Partners, LLC and North Haven Equities, LLC, respectively, during the fiscal year ended April 30, 2018; each entity is a single member limited liability company owned by Mr. Cohen.

The Company’s compensation program is designed to provide our executive officers with competitive remuneration and to reward their efforts and contributions to the Company. Elements of compensation for our executive officers include base salary and bonuses paid as stock options pursuant to the Company’s Amended and Restated 2012 Equity Compensation Plan (the “Plan”). Company performance does not play a significant role in the determination of base salary.

The Compensation Committee, working in conjunction with the Executive Chairman, reviews and makes recommendations to the Board regarding all forms of compensation to be provided to officers and directors of the Company, including all bonus and stock compensation. The Compensation Committee may also set general compensation goals and guidelines for the Company’s employees from time to time.

Employment Agreements

Scot Cohen

On April 23, 2013, the Company entered into an Employment Agreement with Scot Cohen, the Company’s Executive Chairman (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Cohen will be entitled to all earned but unpaid salary, expense reimbursements, bonuses (if applicable), and any vested benefits, upon termination of the Employment Agreement by the Company for cause, by Mr. Cohen without good reason, or upon the Employment Agreement’s expiration date in the event Mr. Cohen does not choose to renew his contract. In the event Mr. Cohen’s employment is terminated by the Company without cause, upon a change in control of the Company, or by Mr. Cohen for good reason, he shall be entitled to any accrued obligations (detailed in the preceding sentence), severance in a single lump sum installment in an amount equal to twice the sum of the base salary in effect on the termination date plus two times the maximum annual bonus for which Mr. Cohen was eligible in the fiscal year in which the termination date occurred, a pro-rata portion of Mr. Cohen’s annual bonus for the fiscal year in which the termination occurred, and a full vesting in the initial grant and in any and all previously granted outstanding equity-based incentive awards subject to time-based vesting criteria.

On November 20, 2013, the Company and Mr. Cohen entered into an amendment (the “Amendment”) to the Employment Agreement. Under the terms of the Amendment, the Company substituted a stock option grant of 208,333 fair market value stock options under the Plan, at the exercise price of $11.80 per share, for cash-settled restricted stock units representing 331,703 shares of the Company’s Common Stock, which the Company had previously agreed to grant Mr. Cohen under the terms of the Employment Agreement. These options vest in five equal installments, with the first 20% vesting immediately upon grant, and the remaining options vesting in four equal installments on the anniversary of the grant date.

Stephen Brunner

On October 28, 2015, the Company entered into an Employment Agreement with Stephen Brunner. Pursuant to the terms and conditions of the Employment Agreement, Mr. Brunner will receive a base salary of $5,000 per month from January 2016 until March 2016, which amount will increase to $10,000 per month thereafter, and will be eligible for an annual bonus, payable in cash and/or equity at the sole discretion of the Board of Directors. Upon execution of the Employment Agreement, Mr. Brunner received options to purchase 53,244 shares of the Company’s Common Stock, or 1.25% of the Company’s outstanding shares of common stock, for $2.00 per share, subject to certain vesting conditions contained in the Employment Agreement. Additionally, pursuant to the agreement, upon completion of certain transactions, including an increase of the number of shares of Common Stock authorized for issuance under the Company’s current stock option Plan, Mr. Brunner shall receive options to purchase an additional 1.75% of the Company’s outstanding shares of Common Stock.

David Briones

On November 26, 2013, the Company entered into a consulting agreement with Brio Financial Group (“Brio”) and its Managing Member, David Briones, was appointed the Chief Financial Officer of the Company on August 15, 2013. Under the terms of this agreement, as amended, Brio will receive a monthly consulting fee of $5,000, as well as a grant of 3,750 stock options of the Company pursuant to the Plan. The options vested in six installments; the first 625 options vested immediately upon execution of the consulting agreement, and the remaining five installments vested monthly, on the 26th of each subsequent month.

Outstanding Equity Awards at April 30, 2018

The Plan was adopted to promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of its stockholders and by providing participants with an incentive for outstanding performance. The Plan is administered by the Board, and all employees of the Company and its subsidiaries, as determined by the Board, as well as all members of the Board are eligible to participate. An aggregate of 3.0 million shares of Common Stock are authorized for issuance under the Plan.

The Plan was approved at a special meeting of the stockholders on September 7, 2012, and an amendment to the Plan was approved at the Company’s Annual Meeting of Stockholders on April 16, 2014. The following table outlines awards issued to the Company’s Named Executive Officers and Directors pursuant to the Plan as of April 30, 2018.

Plan Category	Number of securities underlying unexercised options	Option Exercise Price	Option Expiration Date	Number of securities underlying unvested options	Weighted-average exercise price of outstanding options, warrants, and rights
Scot Cohen	208,333	$2.00	10/21/25	-	$2.00
Scot Cohen	889,969	$1.38	7/11/26	-	$1.38
David Briones	5,000	$1.38	8/4/26	-	$1.98
Glenn Pollack	4,237	$2.00	10/21/25	-	$2.00
Glenn Pollack	50,000	$1.38	7/11/26	-	$1.38
John Wallace	4,237	$2.00	10/21/25	-	$2.00
John Wallace	40,000	$1.38	7/11/26	-	$1.38
Fred Zeidman	4,237	$2.00	10/21/25	-	$2.00
Fred Zeidman	50,000	$1.38	7/11/26	-	$1.38
Stephen Brunner	53,244	$2.00	10/30/25	-	$2.00
Stephen Brunner	311,489	$1.38	7/11/26	-	$1.38
Total	1,620,746			-

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of April 30, 2018 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected at left)
Equity compensation plans approved by security holders	2,555,385	$2.14	444,615
Equity compensation plans not approved by security holders	-	-	-
Total	2,555,385	$2.14	444,615

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 27, 2018 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Set forth below is information regarding the shares of the Company’s Common Stock which are owned on August 27, 2018 or which the person has the right to acquire within 60 days of August 27, 2018 for (i) each director, executive officer, (ii) all directors and executive officers as a group, and (iii) each person who is the beneficial owner of more than five percent of the outstanding shares of the Company’s Common Stock.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Stock Options Exercisable within 60 days	Percentage of Shares Beneficially Owned(3)	Position
Scot Cohen	3,089,951 (2)	1,098,302	17.59%	Executive Chairman
David Briones	-	5,000	*	Chief Financial Officer
Stephen Brunner	226,667 (4)	364,733	1.29%	President, Operations
Glenn C. Pollack	16,709	54,237	*	Director
John Wallace	-	44,237	*	Director
Fred Zeidman	-	54,237	*	Director
All Directors and Officers as a Group (6 persons)	3,333,327	1,620,746	18.97%
_________________
* Less than 1%

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address of the Company.

(2)
Includes 1,988,005 shares held directly by Mr. Cohen; 725,000 shares held by Pearsonia West Investments, LLC, of which Mr. Cohen is a controlling member; 305,431 shares held by ICO Liquidating Trust, of which Mr. Cohen is a controlling member; 36,813 shares held by Structure Oil Corp., of which Mr. Cohen is an owner; and 34,702 shares held by the Scot Jason Cohen Foundation, which Mr. Cohen serves as a director. As a result of these relationships, the beneficial owner may be deemed, pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to beneficially own all Common Stock directly owned by such entities.

(3)	Includes stock options exercisable within 60 days of August 27, 2018.
(4)	Includes 166,667 shares held by Brunner Resources, LLC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Horizon Investments, LLC.

On May 3, 2016, the Company consummated the acquisition of Horizon I Investments, LLC (“Horizon Investments”). Scot Cohen, the Company’s Executive Chairman, is the sole managing member of Horizon Investments, and owned, prior to the Company’s acquisition of Horizon Investments, a 9.2% membership interest in Horizon Investments. As a result of the Company’s acquisition of Horizon Investments, Mr. Cohen received a distribution from Horizon Investments of 1,379,250 shares of the Company’s Common Stock. Although Mr. Cohen remains the managing member of Horizon Investments, he is not paid separately for his role.

Horizon Investments owns a 14.52% membership interest in Horizon Energy Partners, LLC (“Horizon Energy”). Mr. Cohen owns a 2.8% membership interest in Horizon Energy.

Stephen Brunner, the Company’s President, is a member of Horizon Energy, and owns a 2.52% membership interest. Prior to the Company’s acquisition of Horizon Investments, Mr. Brunner held a 1.68% membership interest in Horizon Investments, and received a distribution from Horizon Investments of 166,667 shares of the Company’s Common Stock after the acquisition.

Pearsonia West Investment Group.

On May 30, 2014, the Company entered into a Subscription Agreement pursuant to which the Company was issued a 50% interest in Bandolier Energy, LLC (“Bandolier”) in exchange for a capital contribution of $5.0 million (the “Bandolier Acquisition”). Mr. Scot Cohen, the Company’s Executive Chairman was a manager of, and owned a 20% membership interest in, Pearsonia West Investment Group, LLC (“Pearsonia West”), a special purpose vehicle formed for the purpose of investing in Bandolier with the Company.  On October 15, 2016, the Company indirectly transferred its controlling interest in Pearsonia West as a result of the transfer of the Company’s 50% membership interest in Bandolier to MegaWest Energy Kansas Corp. (“MegaWest”) under the terms of the Contribution Agreement, although the Company retained a 29.26% indirect interest in Bandolier as a result of its interest in MegaWest.

On January 31, 2018, the Company entered into an Assignment and Assumption of Membership Interest with MegaWest (the “Assignment Agreement”), whereby the Company transferred its interest in MegaWest in exchange for the 50% membership interest in Bandolier (the “Bandolier Interest”) then held by MegaWest (the “Exchange Transaction”), as a result of the Bandolier Acquisition. The Exchange Transaction followed the receipt by the Company of a notice of Redetermination, as defined below, of MegaWest’s assets, including MegaWest’s interest in the Bandolier Interests (together, “MegaWest Assets”), conducted by Fortis Property Group, LLC, a Delaware limited liability company (“Fortis”).

The Redetermination was conducted pursuant to the Contribution Agreement, pursuant to which the Board of MegaWest was entitled to engage a qualified appraiser to determine the value of the MegaWest Assets and Bandolier Interests, and upon the completion thereof (a “Redetermination”), in the event the MegaWest Assets were determined to be less than $40.0 million, then a Shortfall, as defined in the Contribution Agreement, exists. As a result, the Company would be required to make cash contributions to MegaWest in an amount equal to the amount of the Shortfall (the “Shortfall Capital Contribution”). The Contribution Agreement further provided that, in the event that the Company was unable to deliver to MegaWest the Shortfall Capital Contribution required after the Redetermination, if any, MegaWest would have the right to exercise certain remedies, including a right to foreclose on the Company’s entire interest in MegaWest. In the event of foreclosure, the Bandolier Interest would revert back to the Company.

In lieu of engaging a qualified appraiser to quantify the Shortfall Capital Contribution, and in lieu of requiring MegaWest to exercise its remedies under the terms of the Contribution Agreement, the Company and MegaWest entered into the Exchange Transaction. As a result, the Company has no further rights or interest in MegaWest, and MegaWest has no further rights or interest in any assets associated with the Bandolier Interests. Pursuant to the Contribution Agreement and Assignment Agreement, the Company continues to be responsible for a reimbursement payment to MegaWest in the amount of $259,313, together with interest accrued thereon at an annual rate 10%, which will be due and payable one year after the date of the Assignment.

Recent Financings.

On June 13, 2017, the Company entered into a Securities Purchase Agreement with Petro Exploration Funding, LLC (“Funding Corp. I”), pursuant to which the Company issued to Funding Corp. I a senior secured promissory note to finance the Company’s working capital requirements (the “June Note Financing”), in the principal amount of $2.0 million. As additional consideration for the June Note Financing, the Company issued to Funding Corp. I (i) a warrant to purchase 840,336 shares of the Company’s common stock, and (ii) an overriding royalty interest equal to 2% in all production from the Company’s interest in the Company’s concessions located in Osage County, Oklahoma, currently held by Spyglass, pursuant to an Assignment of Overriding Royalty Interests. The note accrues interest at a rate of 10% per annum and matures on June 30, 2020. Scot Cohen owns or controls 31.25% of Funding Corp. I.

On September 20, 2017, the Company entered into a Securities Purchase Agreement with Petro Exploration Funding II, LLC (“Funding Corp. II”), pursuant to which the Company issued to Funding Corp. II a senior secured promissory note on November 6, 2017 in the principal amount of $2.5 million (the “November 2017 Secured Note”) (the “November 2017 Note Financing”) and received total proceeds of $2.5 million. As additional consideration for the purchase of the November 2017 Secured Note, the Company issued to Funding Corp. II (i) a warrant to purchase 1.25 million shares of the Company’s common stock, and (ii) an overriding royalty interest equal to 2% in all production from the Company’s interest in the Company’s concessions located in Osage County, Oklahoma currently held by Spyglass (the “Existing Osage County Override”). The Existing Osage County Override was an existing override that was acquired by the Company from Scot Cohen. The note accrues interest at a rate of 10% per annum and matures on June 30, 2020. Scott Cohen owns or controls 31.25% of Funding Corp. I and 41.20% of Funding Corp. II.

In September 2017, Scot Cohen advanced the Company $250,000 in order to satisfy working capital needs, including the purchase of the Existing Osage County Override as discussed below. These advances are due on demand and are non-interest bearing. The advances were repaid in November 2017.

On August 14, 2017, following a review of the Company’s capital requirements necessary to fund its 2017 development program, the Company’s independent directors consented to Scot Cohen’s purchase of the Existing Osage County Override from various prior holders to be issued in connection with the November 2017 Note Financing, for $250,000. Mr. Cohen agreed to sell the Existing Osage County Override to the Company at the same price paid by him (plus market interest on his capital) upon determination by the Company to finance the Osage County development plan. On November 6, 2017, upon consummation of the November 2017 Note Financing, the Company acquired the Existing Osage County Override from Mr. Cohen.

On June 18, 2018, Bandolier Energy, LLC, a wholly owned subsidiary of the Company, entered into a Loan Agreement with Scot Cohen (the “Cohen Loan Agreement”), pursuant to which Scot Cohen loaned the Company $300,000 at a 10% annual interest rate due September 30, 2018. The Cohen Loan Agreement was to provide the Company with short term financing in connection with the Company’s drilling program in Osage County, Oklahoma.

Policy and Procedures Governing Related Party Transactions

The Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board of Directors to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Dated: July 30, 2018

The Audit Committee reviewed and discussed with management and GBH CPAs, PC (“GBH”), our independent registered public accounting firm for the period, the audited consolidated financial statements in the Petro River Oil Corp. Annual Report on Form 10-K for the year ended April 30, 2018. The Audit Committee also discussed with GBH those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 61.

GBH also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee also discussed with GBH their independence from our Company.

Based on its discussions with management and GBH, the Company’s registered public accounting firm for the period, and its review of the representations and information provided by management and GBH, including as set forth above, the members of the Audit Committee as of July 30, 2018, as set forth below, recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended April 30, 2018.

Respectfully Submitted, MEMBERS OF THE AUDIT COMMITTEE Glenn Pollack Fred Zeidman John Wallace

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2019 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that Annual Meeting must be received by us at our principal executive offices at 55 5th Avenue, Suite 1702, New York, New York, 10003, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Code of Ethics and Business Conduct

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from the Company, and is available on our corporate website at http://petroriveroil.com. A copy of the code of conduct and ethics was attached as an exhibit to our Transition Report on Form 10-K, filed on August 28, 2013.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 55 5th Avenue, Suite 1702, New York, New York, 10003, or contact us at (469) 828-3900. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2018 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors

Scot Cohen
Executive Chairman

PETRO RIVER OIL CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD
OF PETRO RIVER OIL CORP. FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

               The undersigned revokes all previous proxies and constitutes and appoints Scot Cohen as his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Petro River Oil Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s 2018 Annual Meeting of Stockholders, to be held at the Company’s New York office, located at 55 5th Avenue, Suite 1702, New York, New York 10003, on October 11, 2018 at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals Nos. 1, 2 and 3, which have been proposed by our Board, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

☒ Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS
		Nominees:		FOR	WITHHELD
		01	Scot Cohen	☐	☐
		02	Glen C. Pollack	☐	☐
		03	John Wallace	☐	☐
		04	Fred Zeidman	☐	☐

2.	AN ADVISORY VOTE REGARDING APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	RATIFYING THE APPOINTMENT OF MARCUM LLP AS PETRO RIVER OIL CORP.’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2019			FOR ☐	AGAINST ☐	ABSTAIN ☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐	I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ___________________ Signature of Stockholder ____________________ IF HELD JOINTLY
Dated: ____________________________________

Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.